                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         FIRST CAROLINA INVESTORS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                         FIRST CAROLINA INVESTORS, INC.

                               EXECUTIVE OFFICES
                          1130 E. THIRD ST., SUITE 410
                              CHARLOTTE, NC 28204

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             ---------------------

TO THE STOCKHOLDERS:

     Notice is hereby given pursuant to call of its Directors that the Annual Meeting of Stockholders of First Carolina Investors, Inc. will be held at the Days Inn Hotel (Airport), 4345 Genesee Street in the City of Buffalo, State of New York, May 29, 1998 at 2:00 P.M., for the following purposes:

     1. To elect Directors of First Carolina Investors, Inc. (the "Company") for the coming year.

     2. To consider and act on a proposal to ratify the appointment by the Board of Directors of KPMG Peat Marwick LLP as the Company's independent public accountants for the current year.

     3. To consider and act upon any other matters which may properly come before the meeting.

     All stockholders are invited to attend the meeting. Only stockholders of record at the close of business on April 15, 1998 will be entitled to vote at the meeting. It is important that your shares be represented at this meeting in order that the presence of a quorum may be assured.

     ENCLOSED IS A FORM OF PROXY WHICH, IF YOU DO NOT EXPECT TO ATTEND IN PERSON, YOU ARE URGED TO SIGN AND FORWARD TO THE SECRETARY OF THE COMPANY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                          By Order of the Directors

                                          Cynthia J. Raby
                                          Assistant Secretary

April 16, 1998

                         FIRST CAROLINA INVESTORS, INC.
                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 29, 1998

                                                                  April 16, 1998

     This statement is furnished in connection with the solicitation by the Board of Directors of First Carolina Investors, Inc. of proxies to be used at the Annual Meeting of Stockholders of First Carolina Investors, Inc. to be held on May 29, 1998 at 2:00 P.M., and any adjournment thereof. The Meeting will be held at the Days Inn Hotel (Airport), 4345 Genesee Street in the City of Buffalo, State of New York.

                             PURPOSE OF THE MEETING

     The Annual Meeting is held for the following purposes:

     1. To elect Directors of First Carolina Investors, Inc. (the "Company") for the coming year.

     2. To consider and act on a proposal to ratify the appointment by the Board of Directors of KPMG Peat Marwick LLP as the Company's independent public accountants for the current year.

     3. To consider and act upon any other matters which may properly come before the meeting.

     The Directors do not know of any other matters which will be presented at the Meeting.

     THIS SOLICITATION IS MADE ON BEHALF OF THE DIRECTORS OF FIRST CAROLINA INVESTORS, INC.

                                     VOTING

     The only voting securities of the Company are share of common stock having no par value of which 3,500,000 were authorized. The total number of shares issued as of April 15, 1998 was 1,506,542 of which the company holds 468,480 shares as treasury stock, leaving 1,038,062 shares outstanding and entitled to vote at the meeting. Stockholders of record on April 15, 1998 will be entitled to vote on the matters described herein.

                             PRINCIPAL STOCKHOLDERS

     The following table shows the stock ownership as of December 31, 1997 of the stockholders who are known to the Company to be beneficial owners of more than 5 percent of the Company's common stock.

                      NAME AND ADDRESS                          AMOUNT AND NATURE OF    PERCENT OF
                      BENEFICIAL OWNER                          BENEFICIAL OWNERSHIP    OWNERSHIP
                      ----------------                          --------------------    ----------
Brent D. Baird..............................................          558,232(1)           53.8%
Bruce C. Baird and 19 others
1350 One M&T Plaza
Buffalo, NY 14203
H. Thomas Webb, III.........................................           56,000(2)            5.4%
P O Box 33607
Charlotte, NC 28233

---------------

(1) Mr. Brent D. Baird and Mr. Bruce C. Baird disclaim beneficial ownership or interest in all but 452,160 and 535,504 respectively, of such shares. These shares are held in family trusts or custodianships and by their wives, relatives, entities owned and controlled by the Baird family and business associates.
(2) Includes 30,000 shares representing vested stock options. See Incentive Stock Grant and Option Plan.

                       PROPOSALS FOR CONSIDERATION OF THE
                          STOCKHOLDERS OF THE COMPANY

                           (1) ELECTION OF DIRECTORS

NOMINEES

     Six Directors of First Carolina Investors, Inc. are to be elected to hold office until the next annual election and until their successors have been duly elected and qualified. Certain information with respect to the nominees for election as Directors is set forth below. Should any one or more of the persons named be unable or unwilling to serve (which is not expected) the proxies will be voted for such other person or persons as the Directors may recommend.

                                                                           SHARES OWNED
                       NAME, AGE, AND                           DIRECTOR      AS OF
                    PRINCIPAL OCCUPATION                         SINCE       12/31/97
                    --------------------                        --------   ------------
BRENT D. BAIRD*, 59, Chairman and Director..................    2/15/78      558,232(1)
From 1970 through January 1984, Mr. Baird was a partner and
from February 1, 1984 until January 1, 1992 was a limited
partner of Trubee, Collins & Co., Buffalo, NY, a member firm of the New York Stock Exchange, Inc. Mr. Baird is currently
a private investor. He is also a Director of Oglebay Norton
Company, First Empire State Corporation, Todd Shipyards
Corporation, Exolon-ESK Company and Merchants Group, Inc.
BRUCE C. BAIRD*, 52, Director...............................    6/19/91      558,232(2)
Since 1975 Mr. Baird has been President and owner of Belmont
Management Co., Inc., a real estate development and
management company.
THEODORE E. DANN, JR., 44, Director.........................    1/17/95          200
Since 1985 Mr. Dann has been Director, Vice President,
Secretary/Treasurer, and General Counsel for Ferro Alloys
Services, Inc. Mr. Dann is also Chairman of the Board of
Exolon-ESK Company. He is also currently serving as Chairman and Chief Executive Officer of Buffalo Technologies
Corporation.

                                                                           SHARES OWNED
                       NAME, AGE, AND                           DIRECTOR      AS OF
                    PRINCIPAL OCCUPATION                         SINCE       12/31/97
                    --------------------                        --------   ------------
PATRICK W.E. HODGSON, 57, Director..........................    6/17/92        6,700
Mr. Hodgson has been Chairman of the Board of Todd Shipyards
Corporation since February 1993 and has been the President
of Cinnamon Investments Ltd. since 1981. Mr. Hodgson is also a Director of First Empire State Corporation, Exolon-ESK
Company and Scott's Restaurants, Inc.
JAMES E. TRAYNOR, 48........................................         --       26,012(3)
Mr. Traynor is President of Clear Springs Development Co.,
LLC. From 1979 to 1997 Mr. Traynor was Vice President,
Secretary/Treasurer of the Company.
H. THOMAS WEBB III*, 50, President and Director.............    6/30/79       56,000(4)
Mr. Webb is Senior Vice President of Crescent Resources,
Inc. Mr. Webb is and has been President and a Director of
the company since June 30, 1979.

---------------

(1) Mr. Brent D. Baird disclaims beneficial ownership or interest in all but 452,160 of such shares. The remaining shares are held in family trusts or custodianships and by his wife, relatives, corporations and associated parties which have joined in filing a Schedule 13-D pursuant to certain regulations of the Securities and Exchange Commission (Brent D. Baird and 19 others). However, the stockholders disclaim that they constituted a "group" as defined in the Securities and Exchange Act of 1934.
(2) Mr. Bruce C. Baird disclaims beneficial ownership or interest in all but 535,504 of such shares. The remaining shares are held in family trusts or custodianships and by his wife, relatives, corporations and associated parties which have joined in filing a Schedule 13-D pursuant to certain regulations of the Securities and Exchange Commission (Bruce C. Baird and 19 others). However, the stockholders disclaim that they constitute a "group" as defined in the Securities and Exchange Act of 1934.
(3) Includes 15,000 shares representing vested options as a result of the Incentive Stock Grant and Options Plan.
(4) Includes 30,000 shares representing vested options as a result of the Incentive Stock Grant and Options Plan.

 * Indicates Director is an "interested person" as defined in section 2(a)(19) of the Investment Company Act of 1940.

    VOTING FOR DIRECTORS.

     Any stockholder is entitled to vote, in person or by proxy, the number of shares standing of record in the stockholder's name on the record date for as many persons as there are Directors to be elected. Cumulative voting is not permitted.

STOCK OWNERSHIP OF DIRECTORS AND OFFICERS

     The following table represents the number of shares of common stock of First Carolina Investors, Inc. beneficially owned by the Directors and Officers of the Company as a group as of December 31, 1997.

               NAME OF PERSONS                                AMOUNT OWNED BENEFICIALLY
               ---------------                  -----------------------------------------------------
All Directors and Officers of First Carolina
  Investors, Inc. as a Group (6) persons......                         647,144
                                                (62.3% of the outstanding shares of Common stock of
                                                the Company)

     Brent D. Baird, Bruce C. Baird and 18 others own 558,232 shares of common stock of the Company, or 53.8% percent of the total outstanding shares. Brent D. Baird and Bruce C. Baird disclaim beneficial ownership or interest in all but 452,160 and 535,504, respectively, of such shares. (See Notes (1) and (2) to the table of ELECTION OF DIRECTORS -- NOMINEES.)

EXECUTIVE OFFICERS

     The following is a listing of the Company's executive officers:

                                                                   PRINCIPAL OCCUPATION AND
                                                                   BUSINESS EXPERIENCE FOR
                NAME & BUSINESS                  AGE                     PAST 5 YEARS
                ---------------                  ---   ------------------------------------------------
Brent D. Baird.................................  59    See table under "Election of Directors"
Chairman of the Board of Directors, Director
H. Thomas Webb III.............................  50    See table under "Election of Directors"
President and Director
James E. Traynor *.............................  48    See table under "Election of Directors"
Vice President, Secretary and Treasurer

     Brent D. Baird and Bruce C. Baird are brothers. No other Directors or officers are related.

     * Effective December 31, 1997 Mr. Traynor resigned as an officer.

EXECUTIVE COMPENSATION

     The following table sets forth, for the three years ended December 31, 1997, all compensation that the Company and its subsidiaries paid to, or set aside for, each officer whose cash compensation exceeded $60,000 and to all Directors as a group:

                                                       AGGREGATE
                                                     COMPENSATION
                                                -----------------------
                 (A)                    (B)       (C)          (D)           (E)           (F)
                                                                                          TOTAL
                                                                           PENSION     COMPENSATION
                 NAME                                        DEFERRED      BENEFITS      PAID TO
              PRINCIPAL                         SALARY     COMPENSATION    ACCRUED      DIRECTORS
               POSITION                 YEAR    ($) (1)     ($) (2)(3)     ($) (4)         ($)
              ---------                 ----    -------    ------------    --------    ------------
H. Thomas Webb III....................  1997    481,676           --        22,500            --
Director and                            1996    237,291           --        22,500            --
President                               1995    356,673       50,000        22,500            --
James E. Traynor......................  1997    277,232           --         9,860            --
Vice President and                      1996    109,896       15,000        21,905            --
Secretary                               1995    152,470       40,226        20,391            --
All Directors.........................  1997         --           --            --        55,400
as a Group                              1996         --           --            --        38,400
(5 persons)                             1995         --           --            --        51,200

---------------

(1) On February 17, 1993 the Board of Directors adopted a compensation plan for Messrs. Webb and Traynor which directly links their pay to the Company's real estate profits. Effective January 1, 1998 Mr. Webb will serve without salary but will continue to receive an incentive payment tied to real estate profits.
(2) The Company has a non-qualified Deferred Compensation Plan, pursuant to which Directors and Officers of the Company, as designated by the Board of Directors, may elect to defer payment of certain amounts of their fees or salary. At present, both persons named in the table above, are participating.
(3) On September 23, 1992 the Board of Directors adopted an incentive plan for Mr. Webb. Pursuant to the plan, Mr. Webb is to receive 3.5% of the pre-tax gain on the sale of 24 acres in two parcels in Park Crossing. These parcels are categorized as land held for investment in the consolidated financial statements of the Company. During 1997 Mr. Webb received $30,249. No payment was due during 1996 or 1995.
(4) The Company has a pension plan for all full time employees, including officers. The plan is a Simplified Employee Pension (SEP) as defined in the Internal Revenue Code. Under the SEP, the employer may make annual contributions not to exceed the lesser of $22,500 or 15 percent of eligible employees' total compensation.

INCENTIVE STOCK GRANT AND OPTION PLAN

     The Incentive Stock Grant and Option Plan ("the Plan") authorized the issuance of up to 60,000 shares (as adjusted for the March 1994 stock split) of the Company's common stock to Messrs. Webb and Traynor. Pursuant to the Plan, 15,000 shares were subject to an outright grant and 45,000 shares are subject to an option. Mr. Webb was granted 10,000 shares and Mr. Traynor was granted 5,000 shares over the five year period ending January 2, 1992. The shares vested 20% per annum from January 2, 1988 through January 2, 1992.

     Stock options awarded pursuant to the plan are nonstatutory options within the meaning of the Internal Revenue Code of 1954, as amended. Pursuant to the Plan, Mr. Webb received options on 30,000 shares and Mr. Traynor received options on 15,000 shares. The exercise price for the options is $12.75 per share. This represents 100% of the fair market value of the Company's stock on the date the Plan was adopted. The right to exercise the options vests 20% for each completed year of service on a fiscal year basis commencing July 1, 1987. To date all option shares have vested but no options have been exercised. The options expire on December 31, 2002.

DIRECTORS' COMPENSATION

     Each Director, except the President of the Company, received compensation of $2,500 per Directors' meeting attended and $100 per Audit Committee meeting attended. The Chairman also receives a monthly salary of $1,500. Mr. Webb, the president of the Company, received no additional compensation as a Director.

MEETINGS AND COMMITTEES OF DIRECTORS

     There are two committees of Directors. They are the Executive Committee and the Audit Committee. The Executive Committee is composed of Directors Brent D. Baird*, Patrick W.E. Hodgson and H. Thomas Webb III*. The Executive Committee is charged with many of the duties and responsibilities of the Board of Directors between meetings of the Board. The Committee did not meet during 1997. The Audit Committee is composed of Directors Patrick W.E. Hodgson and Theodore E. Dann, Jr. This committee is charged with the duty of reviewing and considering the auditors' fee estimates and independence. The committee is available to the auditors during the audit and meets with the auditors after completion of the audit to review the financial statements and the recommendations of the auditors on internal controls. The committee also reviews and oversees internal accounting policies and practices. The committee held two meetings during 1997.

     The Directors do not maintain a nominating or compensation committee. The Directors held four regular quarterly meetings during 1997.

     * Indicates Director is an "interested person" as defined in section 2(a)(19) of the Investment Company Act of 1940.

TRANSACTIONS WITH DIRECTOR

     The Company has effected securities transaction through the brokerage firm of Trubee, Collins, and Co., Inc.,("Trubee, Collins") of which Brent D. Baird, Chairman of the Board and an affiliated person of the Company, is an employee. The total commissions paid by the Company to Trubee, Collins in the Company's last three years were $20,835, $3,165, and $25,785 for 1997, 1996 and 1995, respectively.

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors recommends that the stockholders ratify the appointment of KPMG Peat Marwick LLP as independent public accountants for the Company for the current year. A representative of KPMG will be available via telephone during the Stockholders Meeting and, if so desired will have an opportunity to make a statement. The representative will be also able to respond to appropriate questions.

     Approval of the proposal to ratify the selections of KPMG Peat Marwick LLP as the Company's independent public accountants for the current year requires a favorable vote of a majority of the common stock represented and entitled to vote at the annual meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAK MARWICK LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CURRENT YEAR.

                              FINANCIAL STATEMENTS

     Certain financial statements of the Company and the accompanying notes are in the Annual Report. UNDER SEPARATE COVER WE HAVE PROVIDED YOU WITH A COPY OF THE ANNUAL REPORT AND MOST RECENT SEMI-ANNUAL REPORT. IF YOU HAVE NOT RECEIVED THE REPORTS, A COPY WILL BE PROVIDED TO SHAREHOLDERS WITHOUT CHARGE UPON REQUEST DIRECTED TO THE SECRETARY. SHAREHOLDERS MAY USE OUR TOLL-FREE NUMBER (1-888-373-1747) TO REQUEST THE REPORTS.

                         DATE FOR RECEIPT OF PROPOSALS

     Stockholders having proposals which they desire to present at next year's annual meeting should, if they desire that such proposals be included in the Board of Director's proxy and proxy statement relating to such meeting, submit such proposals in time to be received by the Company at its principal executive office in Charlotte, North Carolina, not later than December 11, 1998. To be so included, all such submissions must comply with the requirements set forth in rule 14a-8 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. The Board of Directors directs the close attention of interested stockholders to such rule.

     The expense of solicitation of proxies will be borne by the Company. In addition to the use of mail, proxies may be solicited by personal interview, by telephone or telegraph.

     It is anticipated that banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward soliciting material to the stockholders and to obtain authorization for the execution of proxies. Directors and Officers of the Company may also solicit proxies by such methods without additional remuneration therefor. The Company may upon request reimburse banks, brokerage houses and other institutions, nominees or fiduciaries for their expenses in forwarding proxy materials to stockholders.

     The Board of Directors does not know of any business which will be presented at the Meeting other than the matters specifically set forth in the Notice of Meeting. If any other matters are properly presented to the Meeting for action, it is intended that the persons named in the accompanying form of Proxy and acting thereunder will vote in accordance with their best judgment of such matters.

     STOCKHOLDERS ARE URGED TO SIGN THE ENCLOSED FORM OF PROXY SOLICITED ON BEHALF OF THE DIRECTORS AND RETURN IT AT ONCE IN THE ENVELOPE ENCLOSED FOR THAT PURPOSE. PROXIES WILL BE VOTED IN ACCORDANCE WITH THE STOCKHOLDERS' DIRECTION.

     The proxy does not affect the right to vote in person at the Annual Meeting and may be revoked by appropriate written notice delivered to the Secretary of the Company at any time before it is voted.

                                          By Order of the Directors

                                          Cynthia J. Raby
                                          Assistant Secretary

April 16, 1998

                                                                      APPENDIX A
                         FIRST CAROLINA INVESTORS, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         ANNUAL MEETING OF STOCKHOLDERS
                           MAY 29, 1998 AT 2:00 P.M.

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned stockholder of First Carolina Investors, Inc., a Delaware Corporation, hereby constitutes and appoints PATRICK W.E. HODGSON and BRUCE C. BAIRD or either of them, each with full powers of substitution, as attorneys and proxies for and on behalf of the undersigned, to act for and vote all of the shares of common stock of FIRST CAROLINA INVESTORS, INC. held or owned by the undersigned or standing in the name of the undersigned, at the Annual Meeting of Stockholders to be held at Days Inn Hotel (Airport), 4345 Genesee St., Buffalo, New York, on May 29, 1998 at 2:00 P.M., or any adjournment thereof, on the following matters:

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposal 1(a) and 2.

Item 1. ELECTION OF DIRECTORS:

        Brent D. Baird          Bruce C. Baird      Theodore E. Dann, Jr.
        Patrick W.E. Hodgson    James E. Traynor    H. Thomas Webb III

        (a) [ ] FOR all nominees listed above (except as indicated below)
        (b) [ ] WITHHOLD AUTHORITY to vote for all nominees listed above.

(INSTRUCTION: To withhold authority to vote for an individual nominee, write that nominee's name in the space provided below):

--------------------------------------------------------------------------------

Item 2. To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent public accountants for the current year.

        [ ] FOR                    [ ] AGAINST                    [ ] ABSTAIN

Item 3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

   PLEASE MARK, SIGN, DATE AND RETURN PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                               (SEE REVERSE SIDE)

(Continued from other side)

THE UNDERSIGNED hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders dated April 16, 1998 and the Proxy Statement furnished herewith.

                                              Dated:                      , 1998
                                                    ----------------------

                                              ----------------------------------
                                                          Signature

                                              ----------------------------------
                                                  Signature if held jointly

                                              Please sign exactly as name
                                              appears on stock records. When
                                              shares are held by joint tenants
                                              both should sign. When signing as
                                              attorney, as executor,
                                              administrator, trustee or
                                              guardian, please give full title
                                              as such. If a corporation, please
                                              sign in full corporate name by
                                              President or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.